UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934  (Amendment No.   )

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Your **Vote** Counts!

PACIFIC PREMIER BANCORP, INC.

2022 Annual Meeting

Vote by May 22, 2022

11:59 PM ET

PACIFIC PREMIER BANCORP, INC.
ATTN: CORPORATE SECRETARY
17901 VON KARMAN AVENUE
SUITE 1200 IRVINE, CA 92614

You invested in PACIFIC PREMIER BANCORP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2022.**

Get informed before you vote

View the Annual Report on Form 10-K, NOTICE & PROXY STATEMENT, and 2021 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 09, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 23, 2022
9:00 AM PDT

Pacific Premier Bancorp, Inc. Offices
17901 Von Karman Avenue
Suite 1200
Irvine, California 92614

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Ayad A. Fargo	For
1b.	Steven R. Gardner	For
1c.	Joseph L. Garrett	For
1d.	Jeffrey C. Jones	For
1e.	Rose E. McKinney-James	For
1f.	M. Christian Mitchell	For
1g.	George M. Pereira	For
1h.	Barbara S. Polsky	For
1i.	Zareh H. Sarrafian	For
1j.	Jaynie M. Studenmund	For
1k.	Richard C. Thomas	For
2.	TO APPROVE THE AMENDED AND RESTATED 2022 LONG-TERM INCENTIVE PLAN.	For
3.	TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	For
4.	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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